UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2017

CF Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37779	98-1354810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 Village Center Circle

Las Vegas, Nevada 89134

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 323-7331

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on August 8, 2017, CF Corporation (the “Company”) held an extraordinary general meeting in lieu of annual general meeting of shareholders (the “general meeting”). At the general meeting, the Company’s shareholders approved, among other items, the CF Corporation 2017 Omnibus Incentive Plan (the “Incentive Plan”). A description of the material terms of the Incentive Plan is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 26, 2017 (the “Proxy Statement”), which description is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached as Annex D to the Proxy Statement and is also incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the general meeting, a total of 70,520,628 (83.95%) of the Company’s issued and outstanding Class A ordinary shares and Class B ordinary shares held of record as of July 20, 2017, the record date for the general meeting, were present either in person or by proxy, which constituted a quorum. CF Corp. shareholders voted on the following proposals at the general meeting, each of which was approved. No shareholders elected to have their shares redeemed in connection with the business combination. The final vote tabulation for each proposal is set forth below.

1.	To approve and adopt the Agreement and Plan of Merger, dated as of May 24, 2017, as amended (the “Merger Agreement”), by and among the Company, FGL US Holdings Inc., a Delaware corporation and an indirect, wholly owned subsidiary of the Company (“Parent”), FGL Merger Sub Inc., a Delaware corporation and direct, wholly owned subsidiary of Parent (“Merger Sub”), and Fidelity & Guaranty Life, a Delaware corporation (“FGL”), pursuant to which, subject to the terms and conditions contained therein, Merger Sub will merge with and into FGL and FGL will continue as the surviving corporation and an indirect, wholly owned subsidiary of the Company, and the other transactions contemplated by the Merger Agreement (the “business combination” and such proposal, the “Business Combination Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,520,628	0	0	0

2.	To approve the issuance by the Company of ordinary shares, par value $0.0001 per share, of the Company (“ordinary shares”) and/or warrants, each exercisable for one ordinary share, to (i) Blackstone Tactical Opportunities Fund II L.P. (or its designee(s)) (collectively, “BTO”), (ii) Fidelity National Financial, Inc. (or its designee(s)) (collectively, “FNF”), (iii) GSO Capital Partners LP (or its designee(s)), (iv) certain accredited investors pursuant to forward purchase agreements, dated April 18, 2016, as amended, between the Company and such investors (the “forward purchase agreements”), and (v) certain accredited investors in connection with the rights of first offer set forth in the forward purchase agreements, in each case in a private placement, the proceeds of which will be used to finance the business combination and related transactions and the costs and expenses incurred in connection therewith with any balance used for working capital purposes (the “NASDAQ Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,518,603	0	2,025	0

3.	To approve amendments to the Company’s amended and restated memorandum and articles of association currently in effect (the “charter”) to, upon the closing of the business combination, (i) change the Company’s name from “CF Corporation” to “FGL Holdings,” (ii) provide for the waiver of corporate opportunities and (iii) eliminate provisions relating to the Company’s status as a blank check company that will no longer be applicable to the Company following the closing of the business combination (“Charter Proposal A”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,775,508	8,169,591	2,575,529	0

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4.	To approve amendments to the charter that will, upon completion of the business combination and the conversion of all Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”), into Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), in accordance with the charter, increase the authorized share capital of the Company from $45,100 divided into 400,000,000 Class A ordinary shares, par value $0.0001 per share, 50,000,000 Class B ordinary shares, par value $0.0001 per share, and 1,000,000 preferred shares, par value $0.0001 per share, to $90,000 divided into 800,000,000 ordinary shares, par value $0.0001 per share, and 100,000,000 preferred shares, par value $0.0001 per share, by: (i) the redesignation of all issued Class A ordinary shares as ordinary shares; (ii) the redesignation of all unissued Class A ordinary shares and Class B ordinary shares as ordinary shares; (iii) the creation of an additional 350,000,000 ordinary shares, par value $0.0001 per share, each with the rights set out in our second amended and restated memorandum and articles of association; and (iv) the creation of an additional 99,000,000 undesignated preferred shares, par value $0.0001 per share (“Charter Proposal B”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,766,261	7,752,117	2,250	0

5.	To approve amendments to the charter to take effect upon the closing of the business combination to provide that the Company’s board of directors will continue to be divided into three classes following the business combination, with each class generally serving for a term of three years and with only one class of directors being elected in each year (“Charter Proposal C”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,176,862	15,715,201	1,628,565	0

6.	To approve amendments to the charter to take effect upon the closing of the business combination providing that the directors of the Company may only be removed for cause (“Charter Proposal D”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,247,277	22,687,801	1,585,550	0

7.	To approve amendments to the charter to take effect upon the closing of the business combination establishing advance notice procedures for shareholders to bring business before an annual general meeting or to nominate candidates for election as directors (“Charter Proposal E”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,057,806	14,377,272	85,550	0

8.	To approve amendments to the charter to take effect upon the closing of the business combination that remove the ability of shareholders to call a meeting of shareholders (“Charter Proposal F”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,855,603	21,579,475	85,550	0

9.	To approve amendments to the charter to take effect upon the closing of the business combination that remove the ability of shareholders to act by written consent in lieu of a meeting (“Charter Proposal G”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,391,349	15,537,926	1,591,353	0

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10.	To approve amendments to the charter to take effect upon the closing of the business combination to include (i) limitations on the voting power attributable to the Company’s ordinary shares so that no “United States person” (as defined in Section 957 of the Internal Revenue Code of 1986, as amended (the “Code”)) holds, directly, indirectly or constructively (within the meaning of Section 958 of the Code), more than 9.5% of the total voting power of the Company’s ordinary shares in order to reduce the likelihood that the Company and its non-U.S. subsidiaries will be treated as controlled foreign corporations in any taxable year (which limitation would not apply to reduce the voting power of ordinary shares held by members of (a) the Blackstone Group (defined as (A) The Blackstone Group L.P. (“Blackstone”), (B) BTO, (C) any investment fund or other collective investment vehicle whose general partner or managing member is owned, directly or indirectly, by Blackstone or one or more of Blackstone’s subsidiaries and (D) any affiliate of any of the foregoing (other than (x) the Company and (y) employees of the Company and Blackstone or either of their respective subsidiaries) without the consent of a majority of the Blackstone Group shareholders (as determined based on their ownership of the common shares) or (b) the FNF Group (defined as (i) FNF, (ii) any subsidiary of FNF, (iii) any investment fund or other investment vehicle whose general partner or managing member is owned, directly or indirectly, by FNF or one or more of FNF’s subsidiaries or affiliates and (iv) any affiliate, successor or assignee of any of the foregoing) without the consent of the applicable member of the FNF Group); and (ii) limitations on the ability of any holder (or, to its actual knowledge, any direct or indirect beneficial owner thereof) of our outstanding shares, including any securities exchangeable for our share capital and all options, warrants, and contractual and other rights to purchase our share capital (“Derivative Securities”), that is a “United States person” (as defined in Section 957 of the Code) knowingly to permit itself to hold (directly, indirectly or constructively within the meaning of Section 958 of the Code) 50% or more of the total voting power or of the total value of our outstanding shares, including our Derivative Securities (which limitation would not apply to members of the Blackstone Group or FNF Group) in order to reduce the likelihood of us recognizing related person insurance income for U.S. federal income tax purposes (“Charter Proposal H”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,036,852	5,481,501	2,275	0

11.	To approve the amendment and restatement of the charter upon the consummation of the business combination by the deletion of the existing amended and restated memorandum and articles of association in their entirety and the substitution of the Company’s second amended and restated memorandum and articles of association in their place to (among other matters) reflect the changes effected by Charter Proposals A through H (collectively with Charter Proposals A through H, the “Charter Proposals”) was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,787,349	4,893,100	2,840,179	0

12.	To elect William P. Foley, II, Keith W. Abell and Richard M. Massey as Class A directors, each to serve from the closing of the business combination until the Company’s 2020 annual general meeting of shareholders and, in each case, until their successors are elected and qualified (the “Director Election Proposal”):

Nominee	Votes For	Votes Withheld	Broker Non-Votes
William P. Foley, II	15,000,000	0	0
Keith W. Abell	15,000,000	0	0
Richard M. Massey	15,000,000	0	0

Pursuant to our charter, until the closing of the business combination, only holders of Class B ordinary shares can elect or remove directors. Therefore, only holders of Class B ordinary shares voted on the Director Election Proposal.

13.	To approve the Incentive Plan (the “Incentive Plan Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,409,700	507,378	2,603,550	0

14.	To adjourn the general meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the NASDAQ Proposal, the Charter Proposals, the Director Election Proposal and/or the Incentive Plan Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,499,464	17,011,561	9,603	0

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Item 7.01	Regulation FD Disclosure.

On August 8, 2017, the Company issued a press release announcing that the business combination and related proposals were approved at the general meeting.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The Company incorporates by reference the Exhibit Index following the signature page to this Current Report on Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF CORPORATION

Dated: August 9, 2017	By:	/s/ Douglas B. Newton
Name: Douglas B. Newton
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	CF Corporation 2017 Omnibus Incentive Plan (incorporated by reference to Annex D to CF Corporation’s Definitive Proxy Statement on Schedule 14A (File No. 001-37779), filed with the Securities and Exchange Commission on July 26, 2017).
99.1	Press Release, dated August 8, 2017.
99.2	Description of the material terms of the CF Corporation 2017 Omnibus Incentive Plan included in CF Corporation’s Definitive Proxy Statement on Schedule 14A (incorporated by reference to CF Corporation’s Definitive Proxy Statement on Schedule 14A (File No. 001-37779), filed with the Securities and Exchange Commission on July 26, 2017).

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